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                                                                    Exhibit 10.1


                                U.S. FOODSERVICE

                           1994 STOCK INCENTIVE PLAN

                                  (AS AMENDED)

1.   Purpose.

     The purpose of the U.S. Foodservice 1994 Stock Incentive Plan is to promote the long-term growth of U.S. Foodservice and its subsidiaries by rewarding key management employees of U.S. Foodservice and its subsidiaries with a proprietary interest in U.S. Foodservice for outstanding long-term performance and to attract, motivate and retain highly qualified and capable management employees.

2.   DEFINITIONS.

     Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

     2.1 "Award" means an award granted to a Participant under the Plan in the form of an Option, Restricted Stock, Restricted Stock Units, a Stock Appreciation Right, or any combination of the foregoing.

     2.2  "Board" means the Board of Directors of the Corporation.

     2.3  "Change of Control" has the meaning set forth in Section 10.2.

     2.4 "Commission" means the Securities and Exchange Commission or any successor agency.

     2.5  "Committee" means the committee administering the Plan as set forth in
Section 3, or, if such a committee has not been appointed, the Board.

     2.6 "Corporation" means U.S. Foodservice, a Delaware corporation, or any successor thereto.

     2.7 "Disability" means total disability as defined from time to time under the U.S. Foodservice Long-Term Disability Plan.

     2.8  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.9 "Fair Market Value" means the opening price of the Shares reported on the New York Stock Exchange ("NYSE") on the date Fair Market Value is being determined, provided that if there should be no opening price reported on such date, the Fair Market Value of a Share on such date shall be deemed equal to the closing price as reported by the NYSE for the last preceding date on which sales of Shares

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were reported. Notwithstanding the foregoing, in the event that the Shares are listed upon more than one established stock exchange, "Fair Market Value" means the opening price of the Shares reported on the exchange that trades the largest volume of Shares on the Option Grant Date.

     2.10 "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

     2.11 "Non-Qualified Stock Option" means an Option which does not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

     2.12 "Option" means an option awarded under Section 7 to purchase Shares. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     2.13 "Option Exercise Period" means the period from the Option Grant Date to the date on which an Option expires.

     2.14 "Option Grant Date" means the date upon which the Committee grants an Option to an Optionee.

     2.15 "Optionee" means an employee of the Corporation or any Subsidiary to whom an Option has been granted.

     2.16 "Participant" means an employee of the Corporation or any Subsidiary to whom an Award has been granted which has not terminated, expired or been fully exercised.

     2.17 "Plan" means this U.S. Foodservice 1994 Stock Incentive Plan, as it may be amended and restated from time to time.

     2.18 "Reload Option" means the right, upon exercise of and satisfaction of an Option through the delivery of shares, automatically to be granted a new Non-Qualified Stock Option subject to the terms and provisions of Section 7.

     2.19 "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock or any Restricted Stock Unit awarded to a Participant remains subject to the Restrictions imposed on such Awards, as determined by the Committee.

     2.20 "Restricted Stock" means an Award of Shares on which are imposed Restricted Periods and Restrictions which subject the Shares to a "substantial risk of forfeiture" as defined in Section 83 of the Internal Revenue Code of 1986, as amended, or any successor law.

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     2.21  "Restricted Stock Agreement" means a written agreement between a
Participant and the Corporation evidencing an Award of Restricted Stock.

     2.22 "Restricted Stock Award Date" means the date on which the Committee awards Restricted Stock to a Participant.

     2.23 "Restricted Stock Unit" means a unit awarded to a Participant which represents a conditional right to receive a Share in the future, and which is subject to restrictions and to a risk of forfeiture.

     2.24 "Restricted Stock Unit Agreement" means a written agreement between a Participant and the Corporation evidencing an award of Restricted Stock Units.

     2.25 "Restricted Stock Unit Award Date" means the date on which the Committee awards Restricted Stock Units to the Participant.

     2.26 "Restrictions" means the restrictions and conditions imposed on any Restricted Stock Award, Restricted Stock Unit Award or Stock Appreciation Right Award to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock Award, Restricted Stock Unit Award or Stock Appreciation Right Award to vest, in whole or in part, in the Participant. Restrictions in addition to or other than continuous employment may include the satisfaction of corporate, divisional or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock Award, Restricted Stock Unit Award or Stock Appreciation Right Award. Such performance objectives shall be established in writing by the Committee prior to the ninetieth day of the year in which the Award is made and while the outcome is substantially uncertain. Performance objectives shall be based on earnings per share, total shareholder return, operating earnings, growth in assets, return on equity, return on capital, Share price, net income, cash flow, sales growth (in general, by type of product and by type of customer), retained earnings and completion of acquisitions. Performance objectives may include positive results, maintaining the status quo or limiting economic losses.

     2.27 "Retirement" means retirement from active employment with the Corporation or any Subsidiary pursuant to the terms and conditions of the pension or retirement plans of the Corporation or such Subsidiary applicable to the Participant.

     2.28 "Shares, except as specifically provided in Section 6, means shares of the common stock, par value $0.01 per share, of the Corporation.

     2.29 "Stock Appreciation Right" means a right to receive the spread or difference between the Fair Market Value of Shares subject to an Option and the Option exercise price, either in stock or in cash, or in a combination thereof.

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     2.30  "Stock Appreciation Rights Agreement" means a written agreement between a Participant and the Corporation evidencing an Award of Stock Appreciation Rights.

     2.31 "Stock Option Agreement" means a written agreement between a Participant and the Corporation evidencing an Award of an Option.

     2.32 "Subsidiary" means any domestic or foreign corporation or entity of which the Corporation owns, directly or indirectly, at least 50% of the total combined voting power of such corporation or other entity.

     2.33 "Ten Percent Shareholder" means an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or any Subsidiary.

3.   ADMINISTRATION OF THE PLAN.

     3.1  Administrator of Plan.  The Plan shall be administered by the
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Compensation Committee of the Board, which shall be composed of at least two (2)
directors who are "non-employee directors" as defined in Rule 16b-3 under the Exchange Act or any successor rule of the Commission.

     3.2  Authority of Committee.  The Committee shall have full power and
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authority to:

     (i) designate the Participants to whom Options, Restricted Stock, Restricted Stock Units or Stock Appreciation Rights may be awarded from time to time;

     (ii) determine the type of Award to be granted to each Participant under the Plan and the number of Shares subject thereto;

     (iii) determine the duration of the Restricted Period and the Restrictions to be imposed with respect to each Award;

     (iv) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan;

     (v) approve the form and terms and conditions of the Restricted Stock Agreement, Restricted Stock Unit Agreement, Stock Option Agreement, or Stock Appreciation Rights Agreement, as the case may be, between the Corporation and the Participant; and

     (vi) designate persons other than members of the Committee to carry out its responsibilities, subject to such limitations, restrictions and

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          conditions as it may prescribe, provided that the Committee may not delegate its authority (a) with respect to the granting of Awards to persons subject to Sections 16(a) and 16(b) of the Exchange Act or
          (b) if such delegation would cause the Plan not to comply with the requirements of Rule 16b-3 under the Exchange Act or any successor rule of the Commission.

The foregoing determinations shall be made in accordance with the Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan.

     3.3  Determinations of Committee.  A majority of the Committee shall
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constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any action which the Committee shall take through a written instrument signed by all of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board.

     3.4  Delegation.  The Committee may delegate such non-discretionary
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administrative duties under the Plan to one or more agents as it shall deem necessary and advisable.

     3.5   Effect of Committee Determinations.  No member of the Committee or
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the Board shall be personally liable for any action or determination made in good faith with respect to the Plan, any Award or any settlement of any dispute between a Participant and the Corporation. Any decision made or action taken by the Committee or the Board with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

4.   AWARDS UNDER THE PLAN.

     Awards to a Participant under the Plan may be in the form of a Non-Qualified Stock Option, an Incentive Stock Option, Restricted Stock, Restricted Stock Units, a Stock Appreciation Right, or a combination thereof, at the discretion of the Committee. If an Option is designated as an Incentive Stock Option, the terms of such Option shall be in conformance with Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

5.   ELIGIBILITY.

     The Participants in the Plan shall be the officers and key management employees of the Corporation and its Subsidiaries designated by the Committee.
A Participant who has been granted an Award under the Plan may be granted additional Awards under the Plan under such circumstances, and at such times, as the Committee may determine.

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6.   SHARES SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 15, the aggregate number of Shares which may be issued and released from Restrictions upon the exercise of Options or Stock Appreciation Rights and the vesting of Restricted Stock and Restricted Stock Units, respectively, is 2,600,000. Any portion of such Shares may be issued under Incentive Stock Options pursuant to the Plan. Subject to adjustment as provided in Section 15, the aggregate number of Shares which may be granted pursuant to Options or Stock Appreciation Rights under this Plan to any one Participant during the life of this Plan shall be twenty percent (20%) of the total number of Shares subject to this Plan. If all or any portion of any outstanding Award under the Plan for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Award may again be subject to an Award under the Plan.

7.   OPTIONS.

     7.1  Terms of Options.  Options granted under the Plan shall be subject to
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the following terms and conditions:

     (a) Option Price.  The option price per Share under each Option granted by
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the Committee (the "Option Price") may not be less than 100% (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) of the Fair Market Value per Share on the Option Grant Date. In no event shall the Option Price be less than the par value of such Share on the Option Grant Date.

     (b) Vesting of Options.  Except as provided in this Section 7.1 and Section
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10.1, one-third of each Option granted by the Committee shall vest on each of the first, second, and third anniversary dates of the Option Grant Date, provided the Optionee is employed on such date. The Committee may accelerate the vesting of any Option in its discretion.

     (c) Exercise of Options.  Each Option shall be exercisable on the dates and
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for the number of Shares as shall be provided in the related Stock Option
Agreement, provided that (i) no Option shall be exercisable earlier than six months after the Option Grant Date, and (ii) in no event shall the Option Exercise Period exceed ten years from the Option Grant Date (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

     Options may be exercised (in full or in part) only by written notice delivered to the Corporation at its principal executive office, accompanied by payment of the Option Price for the Shares as to which such Option is exercised. The Option Price of each Share shall be paid in full at the time of exercise (i) in cash, (ii) with Shares owned by the Participant, (iii) by delivery to the Corporation of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the

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Shares for which the Option is being
exercised, and (y) irrevocable instructions to such broker to sell such Shares and promptly deliver to the Corporation the portion of the proceeds equal to the Option Price, or (iv) any combination thereof. For purposes of making payment in Shares, such Shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for at least six months.

     (d) Reload Options.  A Non-Qualified Option shall include the right to
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acquire a Reload Option which shall entitle the Participant, upon exercise of the original Option (in whole or in part) prior to termination of the Participant's employment and satisfaction of the Option Price in Shares, to receive a new Non-Qualified Stock Option. In addition to any other terms and conditions the Committee deems appropriate, the Reload Option shall be subject to the following terms: (i) the number of Shares shall not exceed the number of whole Shares used to satisfy the Option Price of the original Option and the number of whole Shares, if any, withheld by the Corporation as payment for withholding taxes in accordance with Section 12; (ii) the Option Grant Date shall be the date of the exercise of the original Option; (iii) the Option Price per share shall be the Fair Market Value on the Option Grant Date; (iv) the Reload Option shall be exercisable no earlier than six months after the Option Grant Date; (v) the Reload Option term shall not extend beyond the term of the original Option; and (vi) the Reload Option shall otherwise meet all conditions of this Section 7.

     (e) Compliance with Rule 16b-3.  To the extent that the provisions in
         --------------------------
subparagraphs (c) and (d) above on the number of Shares that can be issued under the Plan do not conform with Rule 16b-3 under the Exchange Act as adopted and interpreted by the Commission, the Committee shall make such modification in the determination of Share usage and issuance so as to conform the Plan and any Options granted hereunder to the Rule's requirements, provided, however, that any such modifications shall not increase the number of Shares subject to the Plan beyond the number of Shares specified in Section 6.

     (f) Termination of Employment of Optionee.  The Committee shall have
         -------------------------------------
authority to determine the circumstances under which Awards of Restricted Stock, Restricted Stock Units and Stock Appreciation Rights will vest upon termination of employment of the Optionee for any reason. Unless the optionee terminates employment by reason of Retirement, death or Disability, in the case of any Non-Qualified Stock Option, including those granted as a result of the exercise of a Reload Option, the Committee shall provide that vesting of the Option shall cease on the date of termination of employment and the Option shall terminate on the date which is six months after the date on which the Optionee terminates employment. In the event an Optionee terminates employment by reason of the Optionee's death, Disability or Retirement, the Committee shall provide that Non-Qualified Stock Options shall continue to vest for one year following the date on which the Optionee dies, incurs a Disability or retires, and the Option shall

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terminate three years after the date on which the Optionee terminates employment. In any event, Non-Qualified Stock Options shall terminate ten years after the Option's Grant Date. Unless otherwise determined by the Committee, in the case of any Incentive Stock Option, the Committee shall provide that the Option shall terminate on the date three months (one year, in the event the Optionee terminates employment by reason of the Optionee's death or Disability) after the date on which the Optionee terminates employment, or, if earlier, ten years after the Option Grant Date (five years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder). Such provisions shall be contained in the Option Agreement given to each Optionee.

     (g) Rights as a Stockholder.  An Optionee or a transferee of an Option
         -----------------------
shall have no rights as a stockholder with respect to any Shares covered by any Option until the date of the issuance of a stock certificate to such person evidencing such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15.

     (h) Investment Purpose.  The Corporation shall not be obligated to sell or
         ------------------
issue any Shares pursuant to any Option unless the Shares with respect to which the Option is being exercised are at that time registered or exempt from registration under the Securities Act of 1933, as amended.

     (i) Assumption of Options.  The Corporation may issue or assume any stock
         ---------------------
option in any transaction or transactions upon such terms and conditions and, in the case of any option so assumed, with such modifications or adjustments therein, as shall be determined by the Committee. Any such option so issued or assumed shall be deemed to be an Option granted under this Plan, notwithstanding that any provision of this Plan would not, except for this Section 7, permit the grant of an option having the terms and conditions, including the option price, of such option as so issued or assumed.

     (j) Incentive Stock Options.  In the case of an Incentive Stock Option
         -----------------------
granted under the Plan, the aggregate Fair Market Value (determined at the Option Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year may not exceed $100,000.

8.   RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

     8.1  Terms of Restricted Stock and Restricted Stock Unit Awards.  Subject
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to and consistent with the provisions of the Plan, with respect to each Award of
Restricted Stock and Restricted Stock Units to a Participant, the Committee shall determine:

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     (a) the terms and conditions of the Restricted Stock Agreement or
Restricted Stock Unit Agreement between the Corporation and the Participant evidencing the Award;

     (b) the Restricted Period for all or a portion of the Award;

     (c) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Corporation or any of its Subsidiaries for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

     (d) whether the Participant shall receive the dividends and other distributions paid with respect to an Award of Restricted Stock or Restricted Stock Units as declared and paid to the holders of the Shares during the Restricted Period or shall be withheld by the Corporation for the account of the Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid, or whether such dividends may be reinvested in Shares;

     (e) the percentage of the Award which shall vest in the Participant in the event of such Participant's death, Disability or Retirement prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an Award of Restricted Stock or Restricted Stock Units; or

     (f) notwithstanding the Restricted Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement or Restricted Stock Unit Agreement, whether to shorten the Restricted Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Corporation to do so.

     8.2  Delivery of Shares.  Upon an Award of Restricted Stock to a
          ------------------
Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Corporation with respect to such Restricted Stock and shall be entitled to vote the Shares. Such stock certificate shall be held in custody by the Corporation, together with stock powers executed by the Participant in favor of the Corporation, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

     8.3  Rights of Holders of Restricted Stock Units.  Unless the Committee
          -------------------------------------------
otherwise provides in an Award, holders of Restricted Stock Units shall have no rights as stockholders of the Corporation. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Shares of Restricted Stock Units shall

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lapse, and a certificate evidencing such Shares shall be delivered, free of all such restrictions, to the Participant or the Participant's beneficiary or estate, as the case may be.

9.   STOCK APPRECIATION RIGHTS.

     9.1  Grants of Stock Appreciation Rights.  Stock Appreciation Rights
          -----------------------------------
("SARs") may be granted in conjunction with all or a part of any Option granted under the Plan, either at the time of the grant of such Option or at any subsequent time prior to the expiration of such Option; provided, however, that SARs shall not be offered or granted in connection with a prior Option without the consent of the holder of such Option. SARs may not be exercised by an Optionee who is a director or officer (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Corporation within six months after the SAR is granted, except that this limitation shall not be applicable in the event of the death or Disability of such Optionee occurring prior to the expiration of such six-month period.

     9.2  Terms of Stock Appreciation Rights.  All SARs shall be subject to the
          ----------------------------------
following terms and conditions:

     (a) SARs shall be exercisable only at such time and to the extent that the Option to which they relate (the "Related Option") shall be exercisable, and the Committee may provide additional Restrictions on exercisability applicable to the Award, including, but not limited to, continuous employment with the Corporation or any of its Subsidiaries for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restrictions may differ with respect to each Participant. SARs and the Related Option may be exercised concurrently only when the Related Option is a Non-Qualified Stock Option.

     (b) Upon exercise of a SAR, the Optionee shall be entitled to the difference between the Fair Market Value of one Share and the Option Price of one Share specified in the Related Option times the number of Shares in respect of which the SARs shall have been exercised (the "Economic Value"). An Optionee, upon the exercise of SARs, shall receive the Economic Value thereof, and the Committee in its sole discretion shall determine the form in which payment of such Economic Value will be made, whether in cash, Shares or any combination thereof. For purposes of this Section 9.2(b), the Fair Market Value of the Shares shall be determined as of the date of exercise of the SAR.

     (c) An SAR may be exercised without exercising the Related Option, but the Related Option shall be canceled for all purposes under the Plan to the extent of the SAR exercise. A Related Option may be exercised without exercising the SAR, but the SAR shall be canceled for all purposes under the Plan to the extent of the Related Option exercise.

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     (d) In addition to the conditions set forth above, SARs issued in connection with Incentive Stock Options shall meet the following conditions:

     (i)   Each SAR must expire not later than the expiration of the Related
           Option.

     (ii) The SAR shall be transferable only when the Related Option is transferable and under the same conditions.

     (iii) The SAR may be exercised only when the Fair Market Value of the Shares subject to the Related Option exceeds the exercise price of the Related Option.

10.  CHANGE OF CONTROL.

     10.1  Effect of Change of Control.  Upon the occurrence of an event
           ---------------------------
constituting a "Change of Control," as defined below:

     (a) any and all outstanding Options and Stock Appreciation Rights shall become immediately exercisable;

     (b) the Restricted Period and Restrictions imposed on the Restricted Stock and Restricted Stock Units shall lapse, and the Restricted Stock and Restricted Stock Units shall vest in the Participant to the extent determined by the Committee; and

     (c) within ten business days after the occurrence of a Change of Control, the certificates representing the Restricted Stock and Restricted Stock Units so vested, without any restrictions or legend referring to the Plan thereon, shall be delivered to the Participant, and any dividends and distributions paid with respect to the Restricted Stock and Restricted Stock Units which were escrowed during the Restricted Period and the earnings thereon shall be paid to the Participant.

     10.2  Definition of Change of Control.  A "Change of Control" shall occur
           -------------------------------
when:

     (a) a "person" or "group" (which terms, when used in this Section 10.2, shall have the meaning they have when used in Section 13(d) of the Exchange Act) (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation, owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Stock (as defined below) of the Corporation) is or becomes (other than solely by reason of a repurchase of Voting Stock by the Corporation), the "beneficial owner" (as defined in Rule 1 3d-3 under the Exchange Act), directly or indirectly, of 50% or more of the total outstanding Voting Stock of the Corporation; or

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     (b) the Corporation consolidates with or merges with or into another corporation or partnership or conveys, transfers or leases, in any transaction or series of transactions, all or substantially all of its assets to any corporation or partnership, or any corporation or partnership consolidates with or merges with or into the Corporation, in any event pursuant to a transaction in which the outstanding Voting Stock of the Corporation is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (I) the outstanding Voting Stock of the Corporation is changed into or exchanged for voting stock of the surviving corporation and (II) no "person" or "group" who did not beneficially own 50% or more of the total outstanding Voting Stock of the Corporation immediately prior to such transaction beneficially owns immediately after such transaction 50% or more of the total outstanding voting stock of the surviving corporation, or the Corporation is liquidated or dissolved or adopts a plan of liquidation or dissolution; or

     (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the stockholders of the Corporation was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

     The term "Voting Stock" means all capital stock of the Corporation which by its terms is entitled under ordinary circumstances to vote in the election of directors.

11.  NON-TRANSFERABILITY OF AWARDS.

     Awards granted under the Plan shall not be transferable by the Participant during the Participant's lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except pursuant to a qualified domestic relations order, by will or by the applicable laws of descent and distribution. Options and Stock Appreciation Rights shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

12.  WITHHOLDING OF TAXES.

     Federal, state or local law may require the withholding of taxes applicable to gains resulting from an Award. The Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to pay all or a portion of the federal, state or local withholding taxes arising in connection with an Award by electing to (i) have the Corporation withhold Shares, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned

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

Shares, under each election such Shares having a Fair Market Value on the date specified in the rules adopted by the Committee equal to the amount to be withheld.

13.  NO RIGHT TO CONTINUED EMPLOYMENT.

     Neither the establishment of the Plan nor the granting of an Award shall confer upon any Participant any right to continue in the employ of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such employment at any time. No Award shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Corporation or any of its Subsidiaries, unless the Committee shall determine otherwise.

14.  AMENDMENT.

     14.1  Amendment and Termination of Awards.  The terms and conditions
           -----------------------------------
applicable to any Award may thereafter be amended or modified by mutual agreement between the Corporation and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Corporation and a Participant in the Plan or under any other present or future plan of the Corporation, Options or other Awards may be granted to a Participant in substitution and exchange for, and in cancellation of, any Awards previously granted to the Participant under the Plan, or under any other future plan of the Corporation.

     14.2   Amendment and Termination of Plan.  The Board may amend the Plan
            ---------------------------------
from time to time, except that, without approval of the stockholders of the Corporation, no such revision or amendment shall change the number of Shares subject to the Plan, change the designation of the class of employees eligible to receive Options, decrease the price at which Options may be granted or remove the administration of the Plan from the Committee. The Plan shall terminate on the tenth anniversary of its effective date.

15.  CHANGES IN CAPITALIZATION.

     Subject to any required action by the stockholders, the number of Shares covered by each outstanding Option and the price per each such Share shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Corporation resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation.

     If the Corporation merges or is consolidated with another corporation, whether or not the Corporation is a surviving corporation, or if the Corporation is

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

liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under the Plan, (i) after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of that Option, to receive, in lieu of Shares, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of Shares equal to the number of Shares as to which that Option may be exercised; or (ii) if Options have not already become exercisable, the Board of Directors may waive any limitations set forth in or imposed pursuant to the Plan so that all Options, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board, shall be exercisable in full.

     In the event of a change of all of the Corporation's authorized Shares with par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided, that each Option which, upon grant of the Option, is specifically designated as an Incentive Stock Option shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option.

     Except as hereinbefore expressly provided in this Section 15, the Optionee shall have no rights (i) by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or (ii) by reason of any dissolution, liquidation, merger, or consolidation, spin-off of assets or stock of another corporation, or any issue by the Corporation of shares of stock of any class, nor shall any of these actions affect, or cause an adjustment to be made with respect to, the number or price of Shares subject to any Option.

     The grant of any Option pursuant to the Plan shall not affect in any way the right or power of the Corporation (i) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (ii) to merge or consolidate, (iii) to dissolve, liquidate, or sell or transfer all or any part of its business or assets or (iv) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Shares. If any action described in the preceding sentence results in a fractional Share for any Optionee under any Option hereunder, such fraction shall be completely disregarded and the Optionee shall only be entitled to the whole number of Shares resulting from such adjustment.

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

16.  GOVERNING LAW.

     The Plan and each Stock Option Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement and Stock Appreciation Rights Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

17.  NON-COMPETITION

     The Corporation may retain in a Stock Option Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement or Stock Appreciation Rights Agreement the right and remedy, in addition to, and not in lieu of, any other rights and remedies available to the Corporation under law or in equity, to have the non-competition provisions in such agreement specifically enforced by any court having equity jurisdiction, including, without limitation, the right to an entry against the Participant of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of the non-competition provisions of such agreement or cause a forfeiture of the Shares or gain realized by a Participant.

18.  EFFECTIVE DATE.

     The Plan shall become effective on the date and at the time of the initial closing of the Corporation's initial public offering of Shares, subject to the approval of the Plan on or before such date by a majority of the voting shares represented and entitled to vote.

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